Tupperware To Acquire
Sara Lee Direct Selling
Businesses

August 10, 2005

Rick Goings

Chairman and CEO

Exhibit 99.2

Strong Strategic Fit

Expands penetration in high-growth
consumable categories

Reduces risk

Diversifies product line

Balances earnings across geographies

Provides stable earnings and cash flow with
strong upside

Intact management team

Cultural and industry fit

Builds Shareholder Value

On 2005 pro-forma basis – about 20% accretive

Intend to continue paying 88 cents per share
dividend

More stable earnings stream

Consumables

Balanced geographies

Multiple expansion potential

Historically consumable peers get higher P/E

Sara Lee Direct
Selling Introduction

Simon Hemus

Group President

SLD Global Sales

(USD Millions)

SLD Historical Sales
and Profit Evolution

FY05 refers to Sara Lee’s fiscal year which runs from June to July; FY05 includes 12 months of actual sales and operating profit

FY 04 and 03 restated to June actual rates

SLD Global Profit

(USD Millions)

$397

$443

$470

$0

$100

$200

$300

$400

$500

FY03

FY04

FY05

SLD Sells in 18 Markets under 7 Brands

Nutrimetics

France

UK

Greece

Avroy Shlain

South Africa

Sara Lee

Philippines

Nutrimetics

Australia

NaturCare

Japan

Asia Pacific

30% of Sales

House of Fuller

Mexico

Sara Lee

Brazil

House of
Fuller/Nuvo
Cosmetica

Argentina &
Uruguay

Latin America

57% of Sales

Swiss Garde

Central Africa

Source: SLD Financial Reports

Nutrimetics

Malaysia

Nutrimetics

Thailand

Skin Care and Fragrances are the
Core Categories

Skin Care

Fragrances

Toiletries

Nutritionals

Apparel

Global Sales by Product Category

Source: Sara Lee Financial Reports

4%

18%

9%

12%

28%

29%

SLD Compensation and Selling Format

Hybrid

SLD Source of Sales

Source: Sara Lee Financial Reports

26%

6%

68%

Single Level/One-to-One

Post-Acquisition
Structure and
Transition Strategy

August 2005

Rick Goings

Chairman and CEO

Source: SLD Financial Reports, combined sales based on FY05 sales and profit from SLD and midpoint of 2005 TW external outlook; TW profit is before unallocated expenses

Global Combined Sales

(USD Millions)

Global Operating Profit

(USD Millions)

Change: +38%

Sales: $1.8B

Change : +38%

Op. Profit
$219MM

Increases TUP Sales and Operating
Profit by 38%

SLD

$470

$1.3B

$0

$500

$1,000

$1,500

$2,000

Tupperware

TW+SLD

$158

$61

$0

$25

$50

$75

$100

$125

$150

$175

$200

$225

$250

$275

$300

Tupperware

TW+SLD

TUP

TUP

TUP

TUP

SLD

Reduces Exposure to Durable Goods
Economic Cycles

Global Mix

Durable vs. Non-Durable Sales

Durable

90%

Durable

67%

Non-Durable

Non-Durable

Durable

90%

Mix was estimated with SLE Fiscal 2005 segment profit and midpoint of Tupperware 2005 External Outlook

TUP Key Market Profit Contribution

As % of Total

TUP+SLD  Key Market Profit

Contribution as % of Total

  Balances Geographic Mix

Europe

Latin America

Asia Pacific

North America

Europe

Latin America

Asia Pacific

North America

More Sellers

Growth in Number of Sales Consultants

# in millions

1.9

Strategic Rationale

Offers greater scale in consumable products

Key markets – Mexico, Australia, Philippines, Japan

Key categories – Cosmetics, Fragrances and Toiletries

Leverages BeautiControl expertise

Acquisition integration, party positioning and multi-level
compensation

Operational Opportunities

Brings valuable expertise in

Managing individual sales force
receivables

Consultant-level product distribution

Brochure merchandising and gross margin
management

Provides leverage in key commodities -
leveraging volume with third-party
vendors

Human Resource Synergies

Easily transitions into Tupperware organization
– leveraging our BeautiControl experience

Leverages Tupperware’s expertise in running
international markets

Brings seasoned, “known” senior management
team

Offers a good cultural fit – Sara Lee direct
selling team is very receptive to the prospect of
working with Tupperware

Organizational Structure

Rick Goings

CEO

Glenn Drake

Group President

TW NA , Europe and
South Africa

Dave Halversen

Group President

TW Latin America,

TW Asia Pacific and
BeautiControl

Simon Hemus

Group President

International Beauty
and Personal Care

         TUPPERWARE

The Premier Global
Direct Seller of
Premium, Innovative
Products

Tupperware Brands

Financing Structure

August 10, 2005

Mike Poteshman

EVP and CFO

Financing

Use of on-hand cash of approximately $50 million

New borrowings of about $540 million

Refinance $100 million of notes due in 2006

Financing Continued

Put in a new 5-year $200 million
revolving credit facility

Year-end net debt - $690 million range
vs. $147 million at end of 2004

Interest and Covenants

At least 50% of total debt to have a fixed interest rate

Estimate about $50 million of net interest expense

Covenants

Fixed charges coverage test

EBITDA leverage test

Minimum net worth requirement

$40 million of EBITDA cushion versus expected results
before there would be any negative impact on ability to
pay dividends

            Tupperware stock is listed on the New York Stock Exchange (NYSE:TUP).  Statements
contained in this presentation that are not historical fact or that relate to future plans, events or performances or that use predictive words such as “outlook” or “target” are
“forward-looking” statements within the meaning of the Private Securities Litigation
Reform Act of 1995.  Such statements include, but are not limited to, statements about the benefits of the acquisition, including future financial and operating results,
Tupperware’s plans, objectives, intentions and expectations, including expectation that the acquisition will close in the fourth quarter of 2005, that are not historical facts.
Readers are cautioned that forward-looking statements are based upon the current beliefs and expectations of Tupperware’s management and by their nature involve risk and uncertainty because they relate to events and depend on circumstances that will occur in the future.  Many factors could cause actual results and developments to differ materially from those expressed or implied by these forward-looking statements, including, among others, the possibility that the acquisition will not close or will be significantly delayed.  Other risks and uncertainties that could affect Tupperware include recruiting and activity of the Company’s independent sales forces, the success of new product introductions and promotional programs, the ability to obtain all government approvals on land sales, the success of buyers in attracting tenants for commercial developments, the effects of economic and political conditions generally and foreign exchange risk in particular and other risks detailed in the Company’s reports on Form 8-
K dated April 10, 2001, as filed with the United States Securities and Exchange
Commission.  Tupperware undertakes no obligation to update forward
-looking statements.

QUESTIONS